Income Taxes	12 Months Ended
Jul. 31, 2012
Income Taxes
Note 5 - Income Taxes

At July 31, 2012 the Company had available net-operating loss carryforwards for Federal tax purposes of approximately $63,000, which may be applied against future taxable income, if any, through 2031.  Certain significant changes in ownership of the Company may restrict the future utilization of these tax loss carryforwards.

At July 31, 2012 the Company had a deferred tax asset of approximately $22,000 representing the benefit of its net operating loss carryforwards.  The Company has not recognized the tax benefit because realization of the tax benefit is uncertain and thus a valuation allowance has been fully provided against the deferred tax asset.  The difference between the Federal Statutory Rate of 34% and the Company's effective tax rate of 0% is due to an increase in the valuation allowance of approximately $16,000 for the year ended July 31, 2012.